EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL or JAMES W. KNAPP, and each of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 2003, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 8, 2003	/s/ William F. Foster
William F. Foster

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL or JAMES W. KNAPP, and each of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 2003, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 13, 2003	/s/ Charles E. Nihart
Charles E. Nihart

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL or JAMES W. KNAPP, and each of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 2003, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 5, 2003	/s/ George Tesseris
George Tesseris

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL or JAMES W. KNAPP, and each of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 2003, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 10, 2003	/s/ David R. Wilson
David R. Wilson

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL or JAMES W. KNAPP, and each of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 2003, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 5, 2003	/s/ Richard J. Schalter
Richard J. Schalter

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL or JAMES W. KNAPP, and each of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Option and Restricted Stock Plan of 2003, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 21, 2003	/s/ Kenneth Kaczmarek
Kenneth Kaczmarek